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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                                October 30, 2002

                               Agere Systems Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


              1-16397                                    22-3746606
      Commission File Number)                 (IRS Employer Identification No.)


       1110 American Parkway NE                               18109
       Allentown, Pennsylvania                              (Zip Code)
     (Address of principal executive
                offices)


                                 (610) 712-6011
                         (Registrant's Telephone Number)



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Item 5.  Other Events.

On November 5, 2002, Agere issued the press release attached to this report as
Exhibit 99.1.



Item 7.    Exhibits.


Exhibit
Number     Description


99.1       Press release issued November 5, 2002


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     AGERE SYSTEMS INC.



Date:  November 5, 2002              By:   /s/ John W. Gamble, Jr.
                                     Name:  John W. Gamble, Jr.
                                     Title: Senior Vice President and
                                            Treasurer